Exhibit 99.1

Lehman Brothers CEO Energy / Power Conference September 4 - 6, 2007

Table of Contents Forward Looking Statement 3 Company Overview 4 Strategic Focus 5 Current Environment 6 Mature Growth Region 7-10 Electric Restructuring 11-13 Fuel Prices 14-17 Environmental Policies 18-20 Generation Technology Development 21-22 Position for Future Growth 23 Appendix 24 Year-to-Date Highlights 25-26 Earnings Per Share 27

Notice Regarding Forward Looking Statement Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in press release that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including the PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. Investor Relations Contact Joseph R. Boni III Vice President and Treasurer (937) 259-7230 joseph.boni@dplinc.com 3

Company Overview Operations Dayton Power & Light principal subsidiary 3,750 MWs of generating assets 500,000 customers 6,000 square mile service territory in 24 counties in West Central Ohio Rate Stabilization Plan through 2010 Financial $1.4 billion in Revenue in 2006 $3.4 billion in Assets as of 6/30/07 $1.04 Dividend per common share Credit Ratings: DPL Inc. DP&L Fitch BBB+ A+ Moody’s Baa3 A3 S&P BBB- BBB+ 2007 Outlook $1.90 to $2.05 basic earnings per share 108 million basic shares outstanding $345 million in capital expenditures

Strategic Focus Invest in our core utility assets and continuously improve operational efficiency Expand the depth and skill sets of our workforce Complete our existing environmental initiatives, while planning for future scenarios Continue to deliver an attractive return to our investors Identify opportunities to deploy improving free cash flow to maximize shareholder value Enhance our service levels and value proposition to our customers through our demand side management initiative

Current Environment Service Area is a Mature Growth Region Annual load growth of approximately 1% Unpredictable Outcome to Electric Restructuring Energy Markets Experiencing Volatile Fuel Prices and Increasing Security Concerns Evolving Environmental Policies at both the State and Federal Level Unpredictable Generation Technology and Deployment for Carbon Emission Controls, Capture and Storage

Mature Growth ...What have we done? The last two years have been our best in recent history. DPL Base Load Coal Heat Rate 9,600 9,650 9,700 9,750 9,800 9,850 9,900 9,950 1999 2000 2001 2002 2003 2004 2005 2006 DPL Heat Rate

Mature Growth ...What have we done? Even in absolute dollars, we are down significantly since 1999. Service Operations O&M $30 $40 $50 $60 $70 1999 2000 2001 2002 2003 2004 2005 2006 3.0% 3.5% 4.0% 4.5% 5.0% Service Operations O&M ($ in millions) Service Operations O&M % of Rev

Mature Growth ...What have we done? 2006 O&M Expense Ratio $/Total MWH $0 $10 $20 $30 $40 $50 $60 NU POR CNL IDA DPL 5Yr Avg PSD DPL DQE SRP UNS EAS ALE AVA NST WR LNT SCG TEG WEC TE HE BKH Peer O&M per Total MWH Average O&M per Total MWH

Mature Growth What are we doing? Continued focus on productivity and incremental revenue initiatives Synfuel Coal optimization and quality Excess emission allowances generated by better than expected FGD and SCR performance Demand Response Aggregation Economic Development Tariff

Unpredictable Outcome to Electric Restructuring The situation in Ohio is politicized and uncertain Newly elected Governor announced his energy plan on August 29th Ohio based utilities differ on how to transition from their rate stabilization plans that expire end of 2008 Proposals vary from extending current rate stabilization plans to transitioning to full market rates DPL’s current rate stabilization plan (RSP) expires end of 2010, which gives DPL two additional years of rate certainty We believe that we are well positioned for a variety of outcomes

Unpredictable Outcome to Electric Restructuring DPL’s Rate Stabilization Plan 11% 16.4% 21.8% 27.2% 32.6% 11% 5.4% 11% 11% 11% 11% 11.0% = $76 million 5.4% = $37 million Residential generation discount = $7 million per year for 2006, 2007 and 2008 10.8% 16.2% Percent % Potential Net Revenue $65 $100 $140 $210 $250 21.6% = Avoidable by Shopping Customers = Fuel = Environmental 0 5 10 15 20 25 30 35 2006 2007 2008 2009 2010

Unpredictable Outcome to Electric Restructuring DPL’s legislative strategy Recovery of existing generation (peakers), new generation, and repowering of existing generation Extension of RSP-like treatment or assurance of retail generation load Preservation of market option Straight pass through of carbon tax or other environmental related expenses Fuel cost recovery pass through via fuel clause rider

Volatile Fuel Prices Have Impacted Energy Markets Weekly Uranium (U3O8) Price ($/lbs) Source: The Ux Consulting Company, LLC $- $20 $40 $60 $80 $100 $120 $140 $160 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Ux Consulting Uranium Price Prompt Month Closing Crude Oil Price ($ per Barrel) $50 $55 $60 $65 $70 $75 $80 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 NYMEX Crude Oil Average Daily Coal Prompt Month Price ($/ton) $35 $40 $45 $50 $55 $60 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 NYMEX LAL-12000-1.6

Volatile Fuel Prices What have we done? Committed Coal Burn Percentage Hedged for DPL Operated Plants 74% 16% 15% 16% 100% 100% 92% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2007 2008 2009 2010 Hedge % Aug-06 Aug-07

Volatile Fuel Prices ... What have we done? Committed Coal Burn Percentage Hedged for Entire Generation Fleet 81% 58% 25% 15% 100% 100% 73% 37% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2007 2008 2009 2010 Hedge % Aug-06 Aug-07

Volatile Fuel Prices ... What have we done? Merrill Lynch Consulting Agreement Tightened up our coal procurement processes Initiated testing at our Killen generating plant of higher sulphur coals Working closely with our operating partners (AEP and Duke) to share best practices

Evolving Environmental Policies Scientific and political acceptance of global warming and connection to Green House Gases (GHG) Industry (EEI) acceptance as well Technological solution for retrofitting existing pulverized coal plants may be years in the future High likelihood that U.S. will impose GHG limitations, although timing is uncertain Cap & Trade Carbon Tax/Fee

Evolving Environmental Policies What have we done? As we did with both SOx and NOx, we are staying on top of technologies being developed to address Carbon DPL’s early adoption of Chiyoda scrubber technology resulted in scrubber projects below industry average on a cost per kW basis 269 DPL Units 500 Engineering 339 In Construction 319 In-Service / Planned 208 Operating $/kW FGD Phase (Power Magazine 08/07) Focusing regulatory efforts on recovery of required investment, fuel, taxes, etc. Opportunities for renewable generation are somewhat limited in West Central Ohio

Past Educational and Energy Efficiency Focused Programs energy audits energy efficiency lighting attic and wall insulation Energy Audit and Rebate Programs promote energy efficient equipment Program Development verification of investment and energy efficiency savings Collaborative Approach Future Interactive Demand Response Focus smart metering and control time of use pricing distributed generation load response/reduction Smart Grid increased system monitoring and control improved customer service while reducing costs Return on Rate Base for Technology Investments Evolving Environmental Policies What are we working towards? Developing a Demand Side Management Offering: We believe the opportunity exists to reduce our peak load by approximately 130 MWs by 2012.

Unpredictable Generation Technology Development Potential State & Federal renewable portfolio standards (RPS) mandates Evolving environmental regulation coupled with uncertainty resulting from the recent Supreme Court New Source Review (NSR) decision Ohio’s future regulatory structure still “to be determined”... this impacts the potential recovery of future investments Volatile fuel prices Energy security concerns in “energy importing” countries

Unpredictable Generation Technology Development What have we done? Over 99% of our generation output is fueled by coal Addresses security concerns Mitigate price volatility via hedging strategy Expanded our regulatory and environmental efforts Focusing on recovery of related investments and expenses as we did with SOx and NOx Working closely with other Ohio utilities on the future of Ohio deregulation DPL’s Killen generating plant is uniquely positioned to expand once the technology, environmental and Ohio regulatory situations stabilize

DPL is Positioned for Future Growth New management team focused on earnings growth initiatives Steadily growing earnings and dividends Consecutive dividend increases in 2006 and 2007 Investment grade ratings by all three rating agencies Former executive litigation resolved in May 2007 Scrubber capital expenditure program expected to be completed by mid-year 2008 Capital expenditures should decrease beginning in 2008 Rate Stabilization Plan through 2010

Appendix

Year-to-Date Highlights Financial Performance 4% Dividend increase in February 2007 DP&L and DPL Inc. upgraded by Fitch Ratings in March 2007 Retired DPL’s $225 million 8.25% Senior Notes in March 2007 Operating income up 8.7% in first six months 2007 compared to same period in 2006 Sale of Peakers Completed sale of Darby and Greenville peakers in April 2007 Received $151 million in cash Insurance Settlement Received $14.5 million insurance settlement in May 2007 Related to legal fees associated with former officer litigation

Year-to-Date Highlights Corporate Aircraft Sale Received $7.4 million in proceeds in June 2007 Gain on sale $6.0 million Former Executive Litigation Settlement reached in May 2007 Pre-tax gain in continuing and discontinued operations of $31.0 million and $8.2 million, respectively FGD (Scrubber) Update Killen scrubber successfully implemented in June 2007 All four Stuart scrubbers expected to be online by mid-year 2008

Earnings Per Share 2007 2006 2007 2006 Earnings from Continuing Operations 0.50 $ 0.20 $ 0.98 $ 0.63 $ Earnings from Discontinued Operations 0.04 $ -- 0.09 $ 0.07 $ Total Basic 0.54 $ 0.20 $ 1.07 $ 0.70 $ Average Basic Shares Outstanding 107.9 114.1 107.7 117.1 2007 2006 2007 2006 Earnings from Continuing Operations 0.45 $ 0.18 $ 0.88 $ 0.59 $ Earnings from Discontinued Operations 0.04 $ -- 0.08 $ 0.06 $ Total Diluted 0.49 $ 0.18 $ 0.96 $ 0.65 $ Average Diluted Shares Outstanding 119.5 123.4 119.4 126.3 Three Months Ended Six Months Ended June 30, June 30, Three Months Ended June 30, Six Months Ended June 30, (in millions) (in millions)

Lehman Brothers CEO Energy / Power Conference September 4 - 6, 2007